Rule 497(e)
                                                               File No. 33-10436
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California Daily Tax Free Income Fund, Inc. (Class A & B shares)
Daily Tax Free Income Fund, Inc. (Class A, B and Thornburg shares)
Florida Daily Municipal Income Fund (Class A & B shares)
Georgia Daily Municipal Income Fund, Inc. (Class A & B shares)
North Carolina Daily Municipal Income Fund, Inc. (Class A & B shares)
Short Term Income Fund, Inc. (Class A, B and Total Resource Account shares)
Tax Exempt Proceeds Fund, Inc.

 (collectively the "Funds" and individually the "Fund")

                                            600 Fifth Avenue, New York, NY 10020
                                                                  (212) 830-5220
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                         SUPPLEMENT DATED SEPTEMBER 17, 2001
          TO THE CURRENT PROSPECTUS FOR EACH OF THE ABOVE NAMED FUNDS

The prospectus states that the Fund will determine its net asset value and be open for purchases and redemptions on each day the New York Stock Exchange ("NYSE") is open for trading. Although the NYSE did not open for trading on September 11-September 14, 2001, the Fund was open for purchases and redemptions beginning September 13th and determined its net asset value on each business day thereafter given the money markets and the Federal Reserve Banks were open.


Shareholders who wished to purchase or redeem shares would have continued to follow the procedures set forth under the "Shareholder Information" section of the prospectus.














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